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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Network Equipment Technologies, Inc. (the "Company") on Form 10-K for the fiscal year ending March 28, 2003 as filed withthe Securities and Exchange Commission on the date hereof (the "Report"), I, Hubert A. J. Whyte, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /s/ Hubert A. J. Whyte
                                        -----------------------
                                        Hubert A. J. Whyte
                                        President and Chief Executive Officer
                                        June 19, 2003

In connection with the Annual Report of Network Equipment Technologies, Inc. (the "Company") on Form 10-K for the fiscal year ending March 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John F. McGrath, Jr. Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /s/ John F. McGrath
                                        -----------------------
                                        John F. McGrath
                                        Vice President, Chief Financial Officer
                                        June 19, 2003